1 September 2012 September 2012 1 Exhibit 99.1 NASDAQ: QCOR

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "believes," "continue,"
"could," "estimates," "expects," "growth," "may," "plans," "potential," "should," "substantial" or "will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially.
Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of
Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of
Rheumatology, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to implement the necessary steps to implement a change in our Medicaid rebate amount for Acthar; Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly
Acthar shipments, estimated channel inventory and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and
Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

A biopharmaceutical company focused on
the treatment of patients with serious,
difficult-to-treat autoimmune and
inflammatory disorders
A biopharmaceutical company focused on
the treatment of patients with serious,
difficult-to-treat autoimmune and
inflammatory disorders
Questcor

Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $133M** in cash, debt-free
• Profitable, cash flow positive, $133M** in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets*:
Key Markets*:
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms,
Dermatomyositis/Polymyositis
• Several billion dollar market opportunity
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms,
Dermatomyositis/Polymyositis
• Several billion dollar market opportunity
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Develop Rheumatology and other on-label markets
• Grow Acthar sales in each key market
• Develop Rheumatology and other on-label markets
Financials:
Financials:
*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis,” “Dermatomyositis,” “Polymyositis,” and  “Infantile
Spasms,” and their abbreviations, refer to the on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at
http://www.acthar.com/files/Acthar-PI.pdf.
**As of 9/6/12
Questcor Overview

Growth in Shipped Vials - Quarterly 0 1,000 2,000 3,000 4,000 5,000 Shipped Vials - Quarterly 5 4,500 3,500 2,500 1,500 500

Q2 – 2012 Q2 – 2011
Net Sales ($M) $112.5 $46.0
Gross Margin 94% 94%
Operating Income ($M) $61.0 $20.4
Fully Diluted, GAAP EPS $0.65 $0.21
Q2-2012 Financial Results
• Second quarter vials shipped: 4,710
• Second quarter cash flow from operations: $43.2M
• Channel inventory estimated to be within the normal range
• Medicaid reserves continue to appear adequate
• 3.7M shares repurchased during Q2-2012
• Second quarter vials shipped: 4,710
• Second quarter cash flow from operations: $43.2M
• Channel inventory estimated to be within the normal range
• Medicaid reserves continue to appear adequate
• 3.7M shares repurchased during Q2-2012
Record Net Sales (up 145%) and Solid Earnings (EPS up 210%)
Record Net Sales (up 145%) and Solid Earnings (EPS up 210%)

Paid Rxs July and August 2012 (estimated)
–
5 RA/Lupus Paid Rxs in July - August
–
Script counts exclude fully rebated due to 100% Medicaid rebate (Medicaid rebate likely to decrease in 2013)
Shipped 2,190 vials in August 2012
–
Compares to 4,710 vials in Q2-12
–
Channel inventory level remained within the normal level on 8/31/2012
1.5 Million shares repurchased at $39.15 average price
Paid Rxs July and August 2012 (estimated)
–
5 RA/Lupus Paid Rxs in July - August
–
Script counts exclude fully rebated due to 100% Medicaid rebate (Medicaid rebate likely to decrease in 2013)
Shipped 2,190 vials in August 2012
–
Compares to 4,710 vials in Q2-12
–
Channel inventory level remained within the normal level on 8/31/2012
1.5 Million shares repurchased at $39.15 average price
July and August 2012 Metrics
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About
5% of the prescriptions in the tables are for related conditions.
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About
5% of the prescriptions in the tables are for related conditions.
DX July 2012 August 2012
Nephrotic Syndrome (NS) 108 117-122
Multiple Sclerosis (MS) 376
Infantile Spasms (IS) 39
Dermatomyositis/polymyositis (DM/PM) 1
7
505- 515
35- 40
13- 15

Growth in Shipped Vials – Monthly 0 500 1,000 1,500 2,000 2,500 Shipped Vials - Monthly 8

9 Questcor Strategy - Pursue Acthar Markets Multiple Sclerosis (MS) Infantile Spasms (IS) Rheumatology Nephrotic Syndrome (NS)

•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
•
Characterized by excessive spilling of protein
from the kidneys into the urine (proteinuria)
•
Can result in end-stage renal disease (ESRD),
dialysis, transplant
•
Acthar is approved “to induce a diuresis or a
remission of proteinuria in the nephrotic syndrome
without uremia of the idiopathic type or that due to
lupus erythematosus”
•
Significant unmet need
– Few treatment options
– Goal of therapy is the significant reduction
of proteinuria
Acthar and Nephrotic Syndrome (NS)

Paid Rxs
Paid Rxs
5
NS Scripts-Strong Continued Growth
28
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
Yellow numbers in the  bars show the number of NS sales
representatives making calls for the majority of the quarter. Q3 ‘11 and Q2 ‘12 included expansion and training of new sales people.

Monthly NS Scripts History
Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indications associated with
NS, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the chart are for related conditions.
Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indications associated with
NS, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the chart are for related conditions.
0
20
40
60
80
100
120
140
0
20
40
60
80
100
120
140
28-58
reps
5-28
reps
0-5
reps

Neurodegenerative disorder
Acute treatment for relapses
Neurodegenerative disorder
Acute treatment for relapses
Acthar and Multiple Sclerosis (MS)
Potential
target for
*Nickerson, et al (2011)
ACTHAR is approved for MS exacerbations, without reference to first line or second line use but is generally positioned as second line as a matter of marketing strategy. See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.
43% get better or
43% get better or
much better
much better
27% get only a
27% get only a
little better
little better
30% stay the same
30% stay the same
or get worse
or get worse
Patient reported
response to IV Steroids*

MS Scripts-Record of Consistent Growth
Paid Rxs

Notes: Historical trend information is not necessarily indicative of future results.  Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the chart are for related conditions.
Yellow numbers in the  bars show the number of MS sales representatives making calls for the majority of the quarter.

Monthly MS Scripts History
Notes: Historical trend information is not necessarily indicative of future results. Acthar is marketed for the on-label indication of MS exacerbations in adults, though the chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the chart are for related conditions.
0
100
200
300
400
500
600
0
100
200
300
400
500
600
15-30
reps
30-38
reps
38-77
reps
77-107
reps

•
Devastating, refractory form of childhood epilepsy
•
Unsuccessful treatment may leave infant with
permanent developmental disabilities
•
Ultra-rare orphan disorder
•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
•
Devastating, refractory form of childhood epilepsy
•
Unsuccessful treatment may leave infant with
permanent developmental disabilities
•
Ultra-rare orphan disorder
•
Acthar currently used to treat 40-50% of IS patients
•
Targeting select institutions
Acthar and Infantile Spasms (IS)

•
4 key indications on the Acthar label*
– Dermatomyositis/Polymyositis (DM/PM)
– Systemic lupus erythematosus (Lupus)
– Psoriatic arthritis
– Rheumatoid arthritis
•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Significant patient population (multi $B opportunity)
•
4 key indications on the Acthar label*
– Dermatomyositis/Polymyositis (DM/PM)
– Systemic lupus erythematosus (Lupus)
– Psoriatic arthritis
– Rheumatoid arthritis
•
High unmet need; difficult to treat
•
Serious health risk if unsuccessfully treated
•
Significant patient population (multi $B opportunity)
Rheumatology
*See http://www.acthar.com/files/Acthar-PI.pdf for specific label information.

Rheumatology:  Estimated Patient Populations*
*Questcor estimates
Indication
Total Estimated
US Population
Estimated Target
Acthar Population
Dermatomyositis/Polymyositis 66K ~26K
Systemic Lupus Erythematosus 250K ~50K-100K
Rheumatoid Arthritis 1.3M ~50K
Psoriatic Arthritis 500K ~40K
Juvenile Rheumatoid Arthritis 300K -

How Does Acthar Work?
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known
• Acthar treats autoimmune conditions across a variety of organ systems (CNS, kidney, etc.)
• Acthar appears to modulate the immune system and associated inflammatory response through binding to melanocortin receptors
• The primary melanocortin peptide (ACTH) in Acthar binds to all 5 melanocortin receptors (MCR1-5); other active peptides are in Acthar as well
– Indirect effect:  Acthar triggers the production of cortisol and other adrenal compounds through binding to MCR2 receptors
– Direct effect:  Acthar acts directly at the cellular level by binding to melanocortin receptors on immune cells and cells in the targeted tissues (e.g., kidney podocytes)
• All the active ingredients of Acthar have yet to be fully characterized and the mechanism of action and pharmacokinetic profile of Acthar are not fully known

•
Difficult/impossible to reverse engineer Acthar
– Not well characterized
•
Complex pharmacology
– Not well characterized
•
Clinical trial(s) likely required
•
Branded competition in specific indication possible at
some point in the future
•
Difficult/impossible to reverse engineer Acthar
– Not well characterized
•
Complex pharmacology
– Not well characterized
•
Clinical trial(s) likely required
•
Branded competition in specific indication possible at
some point in the future
Biosimilar Pathway Difficult/Impossible

•
Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory
•
On-label indications
– Proteinuria in NS, MS flares, Lupus
•
New indications
– Nephrology (eg, diabetic nephropathy)
– Indications with autoimmune/inflammatory  component (eg,
neurology, cardiovascular, hematology, pulmonary)
•
Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory
•
On-label indications
– Proteinuria in NS, MS flares, Lupus
•
New indications
– Nephrology (eg, diabetic nephropathy)
– Indications with autoimmune/inflammatory  component (eg,
neurology, cardiovascular, hematology, pulmonary)
Questcor Acthar R&D Efforts:
> 30 Preclinical and Clinical Studies
Understanding Acthar:
science of how it works and clinical use

•
Clinical use of Acthar
– Nonclinical research
– Clinical research
•
On-label indications
– Proteinuria in nephrotic syndrome (NS), multiple sclerosis (MS)
flares, infantile spasms, lupus
•
Off-label indications
– Diabetic nephropathy, traumatic brain injury, autism, MS
maintenance treatment
•
Clinical use of Acthar
– Nonclinical research
– Clinical research
•
On-label indications
– Proteinuria in nephrotic syndrome (NS), multiple sclerosis (MS)
flares, infantile spasms, lupus
•
Off-label indications
– Diabetic nephropathy, traumatic brain injury, autism, MS
maintenance treatment
Academic Clinical Interest in Acthar:
~ 30 Investigator Initiated Studies
Understanding Acthar: clinical use

•
Grow Nephrotic Syndrome business (107 reps)
•
Grow Multiple Sclerosis business (58 reps)
•
Continue to Support Infantile Spasm indication
•
Build Rheumatology therapeutic usage (12 reps)
•
Develop other markets for Acthar
•
Grow Nephrotic Syndrome business (107 reps)
•
Grow Multiple Sclerosis business (58 reps)
•
Continue to Support Infantile Spasm indication
•
Build Rheumatology therapeutic usage (12 reps)
•
Develop other markets for Acthar
Strategic Plan-
Focus on the Embedded Pipeline in Acthar
Many on-label and new indications provide future growth
opportunities
Further define and develop the unique characteristics of Acthar
–
–

•
2.2 Million Preferred share buyback
•
19.2 Common share buyback
•
$322 million returned to shareholders in stock buybacks
– Average repurchase price per share: $15.02
•
58.4 million shares currently outstanding
•
5.0 million shares added to buyback authorization
•
3.2 million shares remain on buyback authorization
•
2.2 Million Preferred share buyback
•
19.2 Common share buyback
•
$322 million returned to shareholders in stock buybacks
– Average repurchase price per share: $15.02
•
58.4 million shares currently outstanding
•
5.0 million shares added to buyback authorization
•
3.2 million shares remain on buyback authorization
Share Repurchases: 21.4 Million Shares
Note: all information as of 9/6/12

•
6.0M shares repurchased during 2012, driven by:
– Sales/EPS increase
– NS market traction
– Sales force expansion
– Rheumatology opportunity
•
6.0M shares repurchased during 2012, driven by:
– Sales/EPS increase
– NS market traction
– Sales force expansion
– Rheumatology opportunity
2012 Repurchase Activity
Repurchased shares significantly improved EPS
Q2-2012 EPS accretion from share repurchase from 2008 through 6/30/2012: 30%

Acthar has sustainable competitive
Acthar has sustainable competitive
advantages
advantages
Acthar is approved for 19 indications-many
Acthar is approved for 19 indications-many
in large markets with sizable unmet need
in large markets with sizable unmet need
Sales in NS and MS are growing rapidly,
Sales in NS and MS are growing rapidly,
yet market penetration is low
yet market penetration is low
Developing new vertical market -
Developing new vertical market -
Rheumatology
Rheumatology
High margins provide good
High margins provide good
operating leverage
operating leverage
Profitable, cash flow positive, no debt
Profitable, cash flow positive, no debt
Investment Highlights

27 September 2012 September 2012 NASDAQ: QCOR NASDAQ: QCOR 27

Acthar  History
1968-1973
DESI review
= steroid label
> 50 indications
1950 1950
1978 MS
indication added
2000 2000
2001-2003
Questcor acquires Acthar Gel
(MR), FDA approves
manufacturing
2010
Infantile spasms approved,
Label modernized steroid
& 19 indications
2009-Present
Expanding Acthar Gel
(MR) research
2010 2010
1996
Manufacturing
problems
1950 Acthar
Powder – DC
1952-7
ACTH Powder
& MR NDAs -
DC
MR = modified release product (eg, Acthar Gel)
DC = Discontinued
1984
ACTH Powder
ANDA (Watson) -
DC
2007
Questcor changes
Acthar Gel (MR)
strategy
1952 Acthar
Gel (MR)

29 ACTH is a Melanocortin Peptide Derived from Pro-opiomelanocortin (POMC) in the Pituitary

MCR Prevalent Tissue/Cells with Receptor
MC1R
Podocytes
Renal Mesangial Cells
Endothelial Cells (Glomerular, Tubular, Vascular)
Tubular Epithelial Cells
Macrophages
Melanocytes
Immune/Inflammatory Cells
Kerantinocytes
CNS
MC2R
Adrenal Cortex (Steroidogenesis), Adipocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

MCR Prevalent Tissue/Cells with Receptor
MC3R
CNS
Macrophages
MC4R
Podocytes
Renal Mesangial Cells (?)
Endothelial Cells (Glomerular, Tubular)
Tubular Epithelial Cells
CNS
MC5R
CNS
Exocrine Glands
Lymphocytes
Podocytes
Adapted from Gong 2011, Catania 2004, Schioth 1997
Affinity of Melanocortin Peptides and
Distribution of Receptor Subtypes

32 MOA of Acthar in NS Adapted From Gong 2011 Acthar, Melanocortin Peptides Acthar, Melanocortin Peptides